Exhibit 10.1

Amendment #2 to Research Collaboration and License Agreement

This Amendment #2 (“Amendment”) to the Research Collaboration and License Agreement is made by and between Gritstone Oncology, Inc. (“Gritstone”) and Bluebird Bio, Inc. (“Bluebird”). This Amendment is effective as of August 19, 2020 (the “Amendment Effective Date”).

WHEREAS, Gritstone and Bluebird are parties to that Research Collaboration and License Agreement effective as of August 20, 2018 and amended as of August 20, 2019 (the “Agreement”).

WHEREAS, Gritstone and Bluebird desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and intending to be legally bound, Gritstone and Bluebird hereby agree to modify, replace or supplement the terms of the Agreement, as the case may be, as follows:

1.Definitions. All Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.Amendment to Section 5.1 (Patient Selection Services). Section 5.1 of the Agreement is modified by extending the timeline to negotiate and enter into the Patient Selection Services Agreement to August 20, 2021.

3. Amendment to Section 2.3(b) (Gritstone Analysis of Tissue Types of Interest). Section 2.3(b) is modified by extending the Tissue Analysis Period to June 30, 2021.

4. Entire Agreement. Except as expressly modified and amended hereby, the Agreement and its terms shall remain in full force and effect.

5. Counterparts. This Amendment may be executed by electronic signatures in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which shall constitute one and the same agreement, binding on the Parties as if each has signed the same document.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be signed by their respective officers as of the Amendment Effective Date.

Bluebird Bio, Inc.		Gritstone Oncology, Inc.
By:	/s/ Jason Cole	By:	/s/ Matt Hawryluk
Name:	Jason Cole	Name:	Matt Hawryluk
Title	Chief Operating and Legal Officer	Title:	Chief Business Officer